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                                                                   EXHIBIT 23.6


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this registration statement on Form S-1 of our report dated February 3, 1997, on our audit of the consolidated financial statements of Midcontinent Broadcasting Co. of Wisconsin, Inc. We also consent to the reference to our firm under the caption "Experts".



                                            COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
March 27, 1998